UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Sierra Income Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

YOUR IMMEDIATE ACTION IS REQUESTED! SPECIAL MEETING OF STOCKHOLDERS February 24, 2022

DATE

Dear Stockholder:

We have been unable to reach you regarding an important matter relating to your investment with Sierra Income Corporation.

The Board of Directors of Sierra Income Corporation recommends you vote in FAVOR of the merger between Sierra Income Corporation and Barings BDC, Inc.

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares.

Voting is easy, you can cast your vote with a representative by calling toll -free 844-885-0180. Representatives are available Monday through Friday 9 a.m. to 10 p.m.

PLEASE VOTE NOW BEFORE TIME RUNS OUT

 The Shareholder Communication Strategists

Copyright © 2022 by Alliance Advisors, LLC. ALL RIGHTS RESERVED